HSBC INVESTOR FUNDS

HSBC Investor Money Market Fund
HSBC Investor U.S. Government Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
HSBC Investor California Tax-Free Money Market Fund
(collectively, the "Funds")

Supplement dated August 22, 2003
to the Prospectus dated February 28, 2003

The following language concerning the suspension of redemptions of shares is hereby inserted on page 36 of the Funds' prospectus after the sub-section entitled Refusal of Redemption Request:

Suspension of Redemptions

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE